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Exhibit 10.5
EMPLOYMENT AGREEMENT
This EMPLOYMENT AGREEMENT

(this “Agreement”)

is made

and entered

into as

of
September

11,

2020

(the

“Effective

Date”),

between

U.S.

Century

Bank,

a

Florida-chartered
commercial bank (the “Bank”

or the “Employer”), and Robert Anderson (the “Executive”).
WITNESSETH
WHEREAS, the

Bank desires

to employ

the Executive

as Executive

Vice

President and
Chief Financial Officer;
WHEREAS, the Employer desires to be ensured

of the Executive’s

active participation in
the business of the Employer; and
WHEREAS,

the

Executive

is

willing

to

serve

the

Bank

on

the

terms

and

conditions
hereinafter set forth.
NOW

THEREFORE,

in

consideration

of

the

mutual

agreements

herein

contained,

and
upon the other terms and conditions hereinafter provided, the Employer and the Executive hereby agree as follows:
1.

Definitions.

The

following

words

and

terms

shall

have

the

meanings

set

forth
below for the purposes of this Agreement:
(a) Base Salary.

“Base Salary”

shall have

the meaning set

forth in Section

3(a) hereof.
(b) Cause.

Termination

of

the

Executive’s

employment

for

“Cause”

shall

mean
termination because of (i) willful

misconduct

(including

but

not

limited

to

misappropriation

of
a material Bank

business opportunity,

material violation of

a confidentiality or

non-competition
obligation,

or

abuse of

drugs

or

alcohol

that

results

in

the

Executive being materially adversely
affected in the performance

of his duties), or

fraud by the Executive; (ii)

conviction of

(including
a

plea

of

guilty

or

nolo

contendere to)

a felony

which has

a material

effect on

the Bank

or the
Executive’s

performance hereunder;

and (iii)

the failure

to comply

with any

material obligation
imposed

upon the

Executive

pursuant

to

this

Agreement;

provided, however, that if

such failure
under clause

(i) or

(iii) above is

susceptible of

cure, “Cause”

shall be

deemed to exist

only

after
the

failure

has

remained

uncured

for

thirty

(30)

days

following receipt

by the

Executive of
written

notice

from

the

Bank

of

the

failure.

Notwithstanding

the

foregoing,

if

the

Executive
disagrees with the good

faith determination

of

the

Bank

that

there

is

no

cure

after

the

30-day
cure period,

the Executive

may request

that such

determination be

submitted to

binding arbitration
in accordance with Section 20 hereof (with each

party responsible

for its

own

fees and

costs).

If
the

Executive

makes

such

a

request

for

arbitration,

the

termination

of

the

Executive shall

not
become effective unless

and until it is

upheld by a final

decision issued through such

arbitration
process; provided, that

the Bank shall

have the right,

in its sole

discretion, to relieve

the Executive
of all or any portion of his

duties during such arbitration period

pending the

arbitration

decision
so

long

as

the

Bank

continues

to

pay

and

provide

to

the

Executive

on

a

timely

basis

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compensation and benefits that it

would

otherwise owe to the Executive

during such period under
this Agreement.
(c) Change in Control.

“Change in Control” shall mean (except

as

provided

below)
the occurrence

of

an

event

described in

(i),

(ii), (iii) or (iv) below:
(i)
Any person or

group (within the

meaning of Sections 13(d)

and 14(d) of

the
Securities Exchange

Act of

1934, as

amended

(the “Exchange

Act”)), other

than the

Bank, an
affiliate of the

Bank or a

trustee or other fiduciary holding

securities under an

employee benefit
plan of the Bank or a corporation owned directly or indirectly by the stockholders of the Bank in
substantially

the

same

proportions

as

their

ownership

of

stock

of

the

Bank,

becomes

the
beneficial

owner

(within

the

meaning

of

Rule

13(d)(3)

under

the Exchange Act), directly or
indirectly (which

shall include

securities issuable

upon conversion,

exchange or

otherwise) of
securities

representing

50%

or

more

of

the

combined

voting

power

of

the

Bank’s

then-
outstanding securities entitled

generally to vote for the election of directors;
(ii)
Consummation of an

agreement to merge or consolidate with

another entity
(other

than

a

majority-controlled

subsidiary

of

the

Bank)

unless

the

Bank’s

stockholders
immediately before

the

merger

or

consolidation

own

more

than

50%

of

the

combined

voting
power

of

the

resulting entity’s

voting securities

(giving effect

to the

conversion or

exchange of
securities

issued

in

the

merger

consolidation

to

the

other

entity

that

are

convertible

or
exchangeable

for

voting

securities)

entitled

generally

to

vote

for

the

election

of directors;
(iii)
Consummation

of

an

agreement

(including,

without

limitation,

an
agreement of liquidation) to sell or otherwise dispose

of

all or substantially all of the business or
assets of the Bank (or a subsidiary thereof);

or
(iv)
Individuals who, as of the

date hereof, constitute the

Board of Directors of
the Bank (the “Incumbent Board”) cease for any reason to

constitute at

least

a

majority

of

the
Board,

provided

that

any

person

becoming

a

director subsequent

to

the

date

hereof

whose
election

or

nomination

for

election

by

the

stockholders

is

approved

by

a

vote

of

at

least

a
majority

of

directors

then

constituting

the

Incumbent

Board

shall

be,

for

purposes

of

this
Agreement, considered as though such person were a member of the Incumbent Board.
Notwithstanding the foregoing,

no event shall

constitute a Change

in Control unless

such
event shall

also constitute a

change in control

as defined in

Section 409A of

the Code, as

such term
is hereinafter defined.
(d) Code.

“Code” shall mean the Internal Revenue Code of 1986, as amended.
(e)
Date

of

Termination.

“Date

of

Termination”

shall

mean

(i)

if

the

Executive’s
employment is

terminated for

Cause, the

date on

which the

Notice of

Termination

is given,

and
(ii) if

the Executive’s

employment is

terminated for

any other

reason, the

date specified

in such
Notice of Termination.
(f) Disability.

“Disability”

shall

mean

the

Executive

(i)

is

unable

to

engage

in

any
substantial gainful

activity by

reason of

any medically

determinable physical

or mental

impairment
which can be expected to

result in death or

can be expected to

last for a continuous

period of not

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less

than

12

months,

or

(ii)

is,

by

reason

of

any

medically

determinable

physical

or

mental
impairment which

can be

expected to

result in

death or

can be

expected to

last for

a continuous
period of not

less than 12 months,

receiving income replacement benefits

for a period of

not less
than three months under an accident and health plan covering employees of the Employer.
(g) Good Reason.

Termination

by the Executive

of the

Executive’s

employment for
“Good Reason” shall mean termination by the Executive based on:
(i)

any material breach of this Agreement by

the Employer, including

without
limitation any of

the following: (A)

a material diminution

in the Executive’s

base compensation,
(B)

a

material

diminution

in

the

Executive’s

authority,

duties

or

responsibilities,

or

(C)

any
requirement that

the Executive

report to

a corporate

officer

or employee

of the

Bank instead

of
reporting directly to the President and Chief Executive

Officer, other than

from time to time with
respect to specified matters, or
(ii)

change

in

excess

of

twenty-five

(25)

miles

in

the

geographic

location

at
which the Executive must perform his services under this Agreement;
provided, however,

that prior to

any termination of

employment for Good

Reason, the Executive
must first provide written notice to the Bank within ninety (90) days of the initial existence of the condition, describing the existence of such condition, and

the Bank shall thereafter have the right
to remedy

the condition

within thirty

(30) days

of the

date the

Bank received

the written

notice
from the

Executive.

If the

Bank remedies

the condition

within such

thirty (30)

day cure

period,
then no

Good Reason

shall be

deemed to

exist with

respect to

such condition.

If the

Bank does
not remedy the condition

within such thirty (30)

day cure period, then

the Executive may deliver
a

Notice

of

Termination

for

Good

Reason

at

any

time

within

sixty

(60)

days

following

the
expiration of such cure period.

(h)
Notice

of

Termination.

Any

purported

termination

of

the

Executive’s
employment by the Employer for

any reason, including without limitation for

Cause, Disability or
Retirement,

or

by

the

Executive

for

any

reason,

including

without

limitation

for

Good

Reason,
shall

be

communicated

by

a

written

“Notice

of

Termination”

to

the

other

party

hereto.

For
purposes

of

this

Agreement,

a

“Notice

of

Termination

”

shall

mean

a

dated

notice

which

(i)
indicates

the

specific

termination

provision

in

this

Agreement

relied

upon,

(ii)

sets

forth

in
reasonable

detail

the

facts

and

circumstances

claimed

to

provide

a

basis

for

termination

of

the
Executive’s

employment under

the provision

so indicated,

(iii) specifies

a Date

of Termination,
which

shall

be

not

less

than

thirty

(30)

nor

more

than

ninety

(90)

days

after

such

Notice

of
Termination

is

given,

except

in

the

case

of

the

termination

of

the

Executive’s

employment

for
Cause, which shall be

effective immediately,

and (iv) is given

in the manner specified

in Section
11 hereof.
(i) Retirement.

“Retirement”

shall

mean

the

Executive’s

voluntary

or

involuntary
termination of employment,

as applicable, upon reaching

at least age 65,

but shall not

include an
involuntary termination for Cause.

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2.

Term

of Employment.
(a)

The

Bank

hereby

employs

the

Executive

as

Executive

Vice

President

and

Chief
Financial Officer

and the

Executive hereby

accepts

said employment

and agrees

to render

such
services

to

the

Employer

on

the

terms

and

conditions

set

forth

in

this

Agreement.

The

term

of
employment under

this Agreement

shall be

for three

years beginning

on the

Effective

Date (the
“Initial Term”).
Not less

than sixty

(60) days

prior to

the second

annual anniversary

of the

Effective
Date and each

annual anniversary thereafter, the Board

of Directors of

the Bank shall consider

and
review

(with

appropriate

corporate

documentation

thereof,

and

after

taking

into

account

all
relevant

factors,

including

the

Executive’s

performance

hereunder)

a

one-year

extension

of

the
term of this

Agreement. If the Board

of Directors approves such

an extension, then

the term of

this
Agreement shall be so extended as of the relevant annual anniversary of the Effective Date unless the Executive

gives written

notice to

the Employer

of the

Executive’s

election not

to extend

the
term, with such written

notice to be given

not less than sixty

(60) days prior to

any such relevant
annual anniversary of the Effective Date. If the Board

of Directors elects not to extend the term, it
shall give written

notice of such

decision to the

Executive as soon

as the decision

is made but

in
no case no less than sixty (60) days prior to any such annual anniversary of the Effective Date.

If
any party

gives timely

notice that

the term

will not

be extended

as of

any annual

anniversary of
the

Effective

Date,

then

this

Agreement

and

the

rights

and

obligations

provided

herein

shall
terminate

at

the

conclusion

of

its

remaining

term,

except

to

the

extent

set

forth

in

Section

7.
References herein to the term

of this Agreement shall refer both

to the Initial Term and successive
terms.
(b)

During

the

term

of

this

Agreement,

the

Executive

shall

perform

such

executive
services for the Bank as

may be consistent with his

titles and from time to

time assigned to him by
the Bank’s Board of Directors and/or the President and Chief Executive Officer.
(c)

The Executive

represents and

warrants that

his entering

into this

Agreement, and
his performance

of his

duties as

Executive Vice President

and Chief

Executive Officer

of the

Bank,
will

not

breach or

give

rise

to

any

cause of

action

against

the

Executive

or

the

Bank

under the
terms of

any agreements

between the

Executive and

any prior

employer (a

“Prior Agreement”).

The

Executive shall

comply

with

any

surviving terms

of

any

Prior

Agreement,

including

terms
concerning competition, non-solicitation and confidentiality.
3.

Compensation and Benefits.
(a)

The Employer shall

compensate and pay

the Executive for

his services during

the
term of

this

Agreement at

a minimum

base salary

of $325,000

per year

(“Base Salary”),

which
may

be

increased

from

time

to

time

in

such

amounts

as

may

be

determined

by

the

Board

of
Directors

of

the

Employer

and

may

not

be

decreased

without

the

Executive’s

express

written
consent.

(b)
The Bank

shall pay

Executive a

sign-on bonus

(the

“Sign-On

Bonus”) in

the amount
of $100,000 in the first payroll

period following the Effective Date;
provided, however, that in the
event that

Executive resigns

Executive’s

employment with

the Bank

without Good

Reason or

is
terminated by

the Bank for

Cause within one

(1) year

following the Effective

Date, Executive

shall
repay to

the Bank

within ten

(10) days

following Executive’s final

day of

work the

Sign-On Bonus,

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pro-rated based

on the

number of

calendar months

remaining between

the date

that Executive’s
employment is terminated and the one (1) year anniversary of the Effective Date. For purposes of clarity, and by way of example only, if Executive resigns

without Good Reason three

months after
the Effective

Date, he

shall be

obligated to

repay to

the Bank

$75,000 (i.e.,

seventy-five percent
(75%))

of

the

Sign-On

Bonus).

The

Bank

shall

deduct

from

the

Sign-On

Bonus

all

amounts
required to be deducted or withheld under applicable law.
(c)
In addition to his

Base Salary, the

Executive shall be entitled to receive during the
term

of

this

Agreement such

bonus payments

(“Bonus”) as

may

be

determined by

the

Board of
Directors

of

the

Employer.

Notwithstanding anything

to the

contrary herein,

for calendar

year 2021,
the Executive

may earn

a Bonus

of up

to fifty

percent (50%)

of the

Executive’s

Base Salary,

as
outlined in the Bank’s Management Annual Incentive Plan.
(d) During the term of this Agreement, the Executive shall be entitled to participate in
and

receive

the

benefits

of

any

pension

or

other

retirement

benefit

plan,

profit

sharing,

stock
incentive,

or

other

plans,

benefits

and

privileges

given

to

employees

and

executives

of

the
Employer,

to the

extent

commensurate with

his then

duties and

responsibilities,

as fixed

by the
Board of Directors of

the Bank.

The Bank shall not

make any changes in

such plans, benefits or
privileges which would adversely affect the Executive’s rights or benefits thereunder, unless such change occurs pursuant to a

program applicable to all executive

officers of the Employer and does
not result in a proportionately

greater adverse change in

the rights of or

benefits to the Executive
as

compared

with

any

other

executive

officer

of

the

Employer.

Nothing

paid

to

the

Executive
under any plan or arrangement presently in effect or made available in the future shall be deemed to be in lieu of the salary payable to the Executive pursuant to Section 3(a) hereof.
(e)
During the

term of

this Agreement

and beginning in

the year

of 2021, the

Executive
shall be entitled to four (4) weeks of paid annual vacation, on a calendar basis, to be taken at such time

or

times

agreed

upon

by

the

Executive

and

the

President

and

Chief

Executive

Officer.

In
addition,

Executive

shall

be

entitled

to

six

(6)

days

of

personal/sick

leave

per

calendar

year
;
provided,

however
, for calendar

2020, Executive shall

be entitled to

two (2) days

for personal/sick
leave for the

remainder of

such calendar year.

The Executive shall

not be

entitled to receive

any
additional compensation from the Employer for failure

to take a vacation or use his

personal/sick
leave, nor shall the Executive be able

to accumulate unused vacation time or unused personal/sick
leave

from

one

year

to

the

next,

except

to

the

extent

authorized

by

the

President

and

Chief
Executive Officer.
(f)
The

Board

of

Directors

will

grant

to

the

Executive

(pursuant

to

a

written

grant
agreement)

non-qualified

stock

options

to

purchase

one

hundred

and

fifty

thousand

(150,000)
shares of common stock of

the Bank (the “Option Grant”), with

an exercise price per share equal
to the

Fair Market

Value, as such term

is defined

in the

Bank’s Amended and

Restated 2015

Equity
Incentive Plan (the

“2015 Equity Incentive

Plan”), with such

options to be

designed in a

manner
to

cause

them

to

be

exempt

from

Section

409A

of

the

Internal

Revenue

Code

under

Section
1.409A-1(b)(5)(i)(A) of

the United

States Department

of the

Treasury Regulations. This

grant shall
vest as follows:

options covering 50,000

shares of common

stock of the

Bank shall vest

on the first
anniversary of the

Effective Date;

options covering

50,000 shares

of common

stock of

the Bank
shall vest on the second anniversary

of the Effective Date;

and options covering 50,000 shares of
common stock of the Bank shall vest

on the third anniversary of the Effective

Date. Options may
be

exercised

after

they

become

vested

and

prior

to

the

expiration

of

the

term

of

the

options,
provided such

exercise does

not constitute

an “ownership

change” for

the Bank

within the

meaning
of Section

382 of

the Code.

In addition

to the

other vesting

dates/events set

forth in

such grant,
such Option Grant

shall provide for

accelerated vesting upon

a Change in

Control. The other

terms

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of the Option Grant award shall comply with the Bank’s 2015 Equity Incentive Plan.
(g)
Executive

shall

receive

an

automobile

allowance

at

the

rate

of

$750

per

month
during

the

term

of

this

Agreement.

This

transportation

allowance

will

serve

to

cover

all
transportation

expenses

of

Executive

in

the

South

Florida

area

including,

but

not

limited

to,
transportation, gas and car maintenance.
(h)
Executive

shall

be

reimbursed

up

to

a

maximum

of

$50,000

(the

“Moving
Allowance”) for all reasonable and necessary out-of-pocket travel and other expenses incurred by the Executive

moving to

the Miami,

Florida metropolitan

area;
provided, however,
that in

the event
that

Executive

resigns

Executive’s

employment

with

the

Bank

without

Good

Reason

or

is
terminated by

the Bank for

Cause within one

(1) year

following the Effective

Date, Executive

shall
repay to the Bank within ten (10) days following Executive’s final day of work the full amount of
the

Moving

Allowance.

At

the

Executive’s

option,

the

Executive

may

be

reimbursed

for

such
expenses or may cause the provider of such services to bill the Bank directly.

4.

Expenses.

The Employer shall

reimburse the

Executive or

otherwise provide

for
or pay

for

all reasonable

expenses incurred

by the

Executive in

furtherance of

or

in connection
with the

business of

the Employer,

including, but

not by

way of

limitation, travel

expenses, and
all

reasonable

entertainment

expenses,

subject

to

such

reasonable

documentation

and

other
limitations as may be

established by the Board

of Directors of the

Bank.

If such expenses are

paid
in the first instance by the Executive,

the Employer shall reimburse the Executive therefor.

Such
reimbursement shall

be paid

promptly by

the Bank

and in

any event

no later

than March

15
th

of
the year immediately following the year in which such expenses were incurred.
5.

Termination.
(a)

The Employer shall

have the

right, at any

time upon

prior Notice of

Termination,
to terminate the Executive’s employment

hereunder for any reason, including, without limitation,
termination for Cause, Disability or Retirement, and

the Executive shall have the right, upon prior
Notice of Termination, to terminate his employment hereunder for any reason.
(b)

In the event that (i) the Executive’s employment is terminated by the Employer for
Cause

or

(ii)

the

Executive

terminates

his

employment

hereunder

other

than

for

Disability,
Retirement, death or Good

Reason, the Executive

shall have no

right pursuant to

this Agreement
to compensation or other benefits for any period after the applicable Date of Termination.
(c)

In the event that the Executive’s employment is terminated as a result of Disability or Retirement,

the Executive

shall have

no right

pursuant to

this Agreement

to compensation

or
other benefits for any period after the applicable Date of Termination.
(d)

In the event that the Executive’s employment is terminated due to death during the term

of

this

Agreement,

the

Executive

shall

have

no

right

pursuant

to

this

Agreement

for
compensation or other

benefits for any

period after the

applicable Date of

Termination

except to
pay to the Executive’s designated

beneficiary (or estate or his personal representative, as the case may be,

if no

beneficiary has

been designated)

(i)

that

portion,

if

any,

of

the

Base

Salary

that
remains unpaid

for the period

prior

to the

date

of his

death, and

(ii) a

lump

sum cash

payment
equal to one-half (1/2) of the

Executive’s Base Salary, plus the continuation

of medical and dental
benefits for his

then spouse and/or

dependents at the

Bank’s expense for a period

of six (6)

months

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after the date of

his death.

Upon the Executive’s death,

he shall vest

in any outstanding

unvested
options

granted

under

the

Option

Award

pursuant

to

Section

3(f)

(and

the

terms

of

the

awards
granted under Section 3(f) shall so provide).
(e)

In

the

event

that

prior

to

a

Change

in

Control

the

Executive’s

employment

is
terminated

by

(i)

the

Employer

for

other

than

Cause,

Disability,

Retirement

or

the

Executive’s
death during the term of this Agreement or (ii) the Executive for Good Reason during the term of
this Agreement,

then the

Employer shall,

in consideration

of the

Executive’s agreements in

Section
7 below and subject

to the provisions of Sections 5(g),

5(h), 6, 18 and 19

hereof, if applicable, pay
to

the

Executive

a

cash

severance

amount

equal

to

the

aggregate

of

(A)

one

(1)

times

the
Executive’s then current annual Base

Salary and (B) the

amount accrued with

respect to the

Bonus
for the year in which the termination occurs (the “Severance Payment”).

The Severance Payment
shall be paid in two

installments. The first payment

consisting of 50% of

the Severance Payment
will be paid

in a lump

sum thirty

(30) days following

the later of

the Date

of Termination

or the
expiration

of

the

revocation

period

provided

for

in

the

general

release

to

be

executed

by

the
Executive pursuant to Section

5(g) below with the

remaining 50% of the

Severance Payment to be
paid in a lump sum within ten (10)

days after the expiration of the Restricted Period as set

forth in
Section 7 hereof.

In

addition,

the

Executive

shall

receive continued medical and

dental benefits
as provided by the Bank from time

to time for its

employees, at

the Bank’s expense,

for the

period
of

time

equal

to

the

shorter

of

one

(1)

year

or

the

maximum

period

of

COBRA

continuation
coverage provided

under

Section

4980B(f)

of

the

Code

(with

such

coverage

to

be treated

as
COBRA coverage).

With

respect to

the Bank’s

payment of

Executive’s

COBRA

expenses,

the
Bank

will

pay

to

the

Executive

an

additional

amount

such that after

payment by the

Executive
of all applicable local, state and federal

income and

payroll

taxes

imposed

on

him

with

respect
to

such

additional

amount,

the Executive

retains an

amount equal

to all

applicable local,

state
and federal

income and payroll taxes imposed upon him

with respect to such COBRA payments.

Such payment shall

be made on or

before March 15
th

following the close of

the

calendar year in
which the COBRA

payments were

made.

Except as provided

herein, the Severance Payment

shall
be in lieu of, and not in addition to, any Base Salary or other compensation or benefits that would have been paid under Sections 3(a), 3(b),

3(c), 3(d) and 3(e) above in the absence

of a termination
of employment,

and the

Executive shall

have no

rights pursuant

to this

Agreement to

any Base
Salary or other benefits for any period after the applicable Date of Termination.
(f)

In the

event that

concurrently with

or within

twelve (12)

months subsequent

to a
Change in

Control the

Executive’s

employment is

terminated by

(i) the

Employer for

other than
Cause, Disability,

Retirement or

the Executive’s

death during

the term

of this

Agreement or

(ii)
the Executive

for

Good

Reason during

the

term

of this

Agreement, then

the Employer

shall,

in
consideration of

the Executive’s

agreements in

Section 7

below and

subject to

the provisions

of
Sections 5(g),

5(h), 6,

18 and

19 hereof,

if applicable,

pay to

the Executive

a cash

severance amount
equal to two (2) times the Executive’s then current annual Base Salary (the “Enhanced Severance
Payment”). The Enhanced

Severance Payment shall

be paid in

two installments. The

first payment
consisting of 50% of

the Enhanced Severance Payment

will be paid in

a lump sum thirty

(30) days
following the later of the Date of Termination

or the expiration of the revocation period provided
for in the general release to be executed by the Executive pursuant to Section 5(g) below with the remaining 50% of the

Enhanced Severance Payment to

be paid in a

lump sum within ten

(10) days
after

the

expiration

of

the

Restricted

Period

as

set

forth

in

Section

hereof
.

In
addition,

the
Executive

shall

receive continued

medical

and

dental

benefits

as

provided

by

the

Bank

from
time

to

time for its employees,

at the Bank’s

expense, for the period

of time equal to

the

shorter

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of Contents

of eighteen (18)

months or the

maximum period of

COBRA continuation coverage

provided under
Section

4980B(f)

of

the

Code

(with

such

coverage

to

be treated

as COBRA

coverage). With
respect

to

the

Bank’s

payment

of

Executive’s

COBRA

expenses,

the

Bank

will

pay

to

the
Executive

an

additional

amount

such that after payment by the

Executive of all applicable local,
state and federal income and

payroll

taxes

imposed

on

him

with

respect

to

such

additional
amount,

the Executive

retains an

amount equal

to all

applicable local,

state and

federal

income
and payroll taxes imposed upon him with respect to such COBRA payments.

Such payment shall
be made on

or before March

15
th

following the close

of the

calendar year

in which the

COBRA
payments were made.

Except as

provided herein,

the Enhanced

Severance Payment

shall be

in
lieu of, and not in addition to, any Base Salary or other compensation or benefits that would have
been paid

under Sections

3(a), 3(b),

3(c), 3(d)

and 3(e)

above in

the absence

of a

termination of
employment, and the

Executive shall have

no rights pursuant

to this Agreement

to any Base

Salary
or other benefits for any period after the applicable Date of Termination.
(g)

The Executive’s

right to

receive

the severance

benefits

set

forth in

Sections

5(e)
and

5(f)

above

shall

be

conditioned

upon

the

Executive’s

execution

of

a

general

release

which
releases

the

Employer

and

their

directors,

officers

and

employees

from

any

claims

that

the
Executive

may

have

under

various

laws

and

regulations

and

the

expiration

of

any

right

the
Executive may

have to

revoke such

general release, with

such revocation

right not

being exercised.

If either the

time period for

paying the severance

set forth in

Sections 5(e) or

5(f), as applicable,
or the

time period

that the

Executive has

to consider

the terms

of the

general release

(including
any

revocation

period

under

such

release)

commences

in

one

calendar

year

and

ends

in

the
succeeding

calendar

year,

then

the

severance

payment

set

forth

in

Sections

5(e)

or

5(f),

as
applicable, above shall not be paid until the succeeding calendar year.
(h)

If,

prior

to

the

Executive’s

receipt

of

the

Severance

Payment

or

the

Enhanced
Severance Payment set forth in Sections 5(e) or

5(f), as applicable, respectively,

above due to his
termination of employment (including termination for Good Reason) and at such time the Bank is
deemed to be in

“troubled condition” as defined

in 12 C.F.R. §303.101(c), it is determined

that the
Executive (i)

committed any

fraudulent act

or omission, breach

of trust

or fiduciary

duty, or insider
abuse with regard to the Employer

that has had or is likely

to have a material adverse effect on the
Employer, (ii) is substantially responsible for the

insolvency of, the appointment of a conservator
or receiver for,

or the

troubled condition,

as defined

by applicable

regulations of

the appropriate
federal

banking

agency,

of

the

Employer,

(iii)

has

materially

violated

any

applicable federal

or
state banking

law or

regulation that

has had

or is

likely to

have a

material adverse

effect on

the
Employer, or

(iv) has violated

or conspired to

violate Sections

215, 656,

657, 1005,

1006, 1007,
1014, 1302

or 1344

of Title

18 of

the United

State

Code, or

Sections 1341

or 1343

of Title

18
affecting

the

Bank,

then

the

Severance

Payment

or

the

Enhanced

Severance

Payment,

as
applicable, shall not be provided to the Executive.

If it is determined after the Executive receives
the Severance Payment or

the Enhanced Severance Payment,

as applicable, that any of

the matters
set forth

in clauses

(i) through

(iv) of

this Section

5(h) are

applicable to

the Executive,

then the
Executive shall promptly (and in any event within ten (10) business days following written notice to the

Executive) return

an amount

equal to

the Severance

Payment or

the Enhanced

Severance
Payment, as applicable, to the Employer in immediately available funds.
6.

Limitation of

Benefits under

Certain Circumstances.

If the

payment pursuant
to

Section

5(f)

hereof,

either

alone

or

together

with

other

payments

and

benefits

which

the
Executive

has

the

right

to

receive

from

the

Employer,

would

constitute

a

“parachute

payment”

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of Contents

under Section

280G of

the Code,

then the

amount payable

by the

Employer pursuant

to Section
5(d)

hereof

shall

be

reduced

by

the

minimum

amount

necessary

to

result

in

no

portion

of

the
amount

payable

by

the

Employer

under

Section

5(f)

being

non-deductible

to

the

Employer
pursuant to Section 280G

of the Code and

subject to the excise tax

imposed under Section 4999 of
the Code.

The determination of

any reduction in

the amount payable

pursuant to Section

5(d) shall
be based

upon the

opinion of

independent tax

counsel selected

by the

Employer and

paid for

by
the Employer.

Such counsel

shall promptly

prepare the

foregoing opinion,

but in

no event

later
than ten

(10) days

from the

Date of

Termination, and may

use such

actuaries as

such counsel

deems
necessary or advisable for

the purpose.

Nothing contained herein shall

result in a reduction of

any
payments

or

benefits

to

which

the

Executive

may

be

entitled

upon

termination

of

employment
under any

circumstances other

than as

specified in

this Section

6, or

a reduction

in the

payment
specified in Section 5(f) below zero.
7.

Restrictive Covenants
(a)

Trade Secrets
. The Executive acknowledges

that he has had,

and will have, access
to

confidential

information

of

the

Bank

(including,

but

not

limited

to,

current

and

prospective
confidential

know-how,

customer

lists,

marketing

plans,

business

plans,

financial

and

pricing
information, and

information regarding

acquisitions, mergers and/or

joint ventures)

concerning the
business, customers,

contacts, prospects,

and assets

of the

Bank that

is unique,

valuable and

not
generally known outside the Bank,

and that was obtained from the

Bank or which was learned as
a result of the performance of

services by the Executive on

behalf of the Bank (“Trade

Secrets”).
Trade Secrets shall not include any information

that: (i) is now,

or hereafter becomes, through no
act or

failure to act

on the part

of the Executive

that constitutes a

breach of

this Section 7,

generally
known or available to the

public; (ii) is known to

the Executive at the time

such information was
obtained

from

the

Bank;

(iii)

is

hereafter

furnished

without

restriction

on

disclosure

to

the
Executive by

a third

party,

other than

an

employee or

agent of

the

Bank,

who is

not under

any
obligation of confidentiality to the Bank or an

Affiliate; (iv) is disclosed with the written approval
of

the

Bank;

or

(v)

is

required

to

be

disclosed

or

provided

by

law,

court

order,

order

of

any
regulatory agency

having jurisdiction

or similar

compulsion, including

pursuant to

or in

connection
with

any

legal

proceeding

involving

the

parties

hereto;

provided

however,

that

such

disclosure
shall be limited

to the extent so

required or compelled; and

provided further,

however, that

if the
Executive is

required to

disclose such

confidential information,

he shall

give the

Bank notice

of
such

disclosure

and

cooperate

in

seeking

suitable

protections.

Other

than

in

the

course

of
performing services

for the

Bank, the

Executive will

not, at

any time,

directly or

indirectly use,
divulge, furnish

or make

accessible to

any person

any Trade Secrets,

but instead

will keep

all Trade
Secrets strictly

and absolutely

confidential. The Executive

will deliver

promptly to

the Bank ,

at
the termination

of his

employment or

at any

other time

at the

request of

the Employer,

without
retaining

any

copies,

all

documents

and

other

materials

in

his

possession

relating,

directly

or
indirectly, to any Trad

e

Secrets.
(b) Non-Competition
. If the Executive’s employment is

terminated during the term

of
this Agreement for Cause or without Cause, before or after a Change in Control, or the Executive terminates his employment hereunder other than for Disability during the term of the Agreement,
then for a

period of twelve

(12) months after

termination of employment (the

“Restricted Period”),
the Executive

will not,

directly or

indirectly,

(i) become

a director,

officer,

employee, principal,
agent, shareholder, consultant

or independent

contractor of

any insured

depository institution, trust
company or parent holding company

of any such institution

or company or other entity

engaging

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of Contents

in the banking business which

has an office in the State of

Florida (“Competing Business”); (ii) as
agent

or

principal,

carrying

on

or

engaging

in

any

activities

or

negotiations

with

respect to

the
acquisition

or

disposition

of

a

Competing

Business;

(iii)

extending

credit

for

the

purpose

of
establishing or operating a Competing Business; (iv) lending or allowing the Executive’s name or reputation to be used in

a Competing Business; and

(v) otherwise allowing the

Executive’s

skill,
knowledge or

experience

to

be

used

in

a

Competing Business.

Notwithstanding

the

foregoing,
nothing

in

this

Agreement

shall

prevent

the

Executive

from

owning

for

passive

investment
purposes not

intended to

circumvent this

Agreement, less

than five

percent (5%)

of the

publicly
traded

voting

securities

of

any

company

engaged

in

the

banking,

financial

services

or

other
business similar

to or

competitive with

the Employer

(so long

as the

Executive has

no power

to
manage, operate, advise, consult with

or control the competing enterprise and

no power, alone

or
in conjunction with

other affiliated parties,

to select a

director, manager, general partner, or similar
governing

official

of

the

competing

enterprise

other

than

in

connection

with

the

normal

and
customary

voting

powers

afforded

the

Executive

in

connection

with

any

permissible

equity
ownership).

(c) Non-Solicitation of Employees.

During the Restricted Period, without the written
consent of

the Bank,

the Executive

shall not,

directly or

indirectly, solicit, induce

or hire,

or attempt
to solicit, induce

or hire, any

current employee of

the Employer,

or any individual

who becomes
an employee

during the

Restricted Period,

to leave

his or

her employment

with the

Employer or
join

or

become

affiliated

with

any

other

business

or

entity,

or

in

any

way

interfere

with

the
employment relationship between any employee and the Employer.
(d) Non-Solicitation of Customers . During the Restricted Period, without the written consent of the Bank, the Executive shall not, directly or

indirectly, solicit

or induce, or attempt to
solicit

or

induce,

any

customer,

any

person

being

then

solicited

by

the

Bank

to

be

a

customer,
lender,

supplier,

licensee,

licensor

or

other

business

relation

of

the

Employer

to

terminate

its
relationship or contract

with the Employer,

to cease

doing business with

the Employer,

or in any
way

interfere

with

the

relationship

between

any

such

customer,

lender,

supplier,

licensee

or
business relation

and the

Employer (including

making any

negative or

derogatory statements

or
communications concerning the Employer or its directors, officers or employees).
(e)
Intellectual

Property
.

Executive

will

disclose

to

Employer

all

work,

products
including ideas,

inventions, literary

property,

music, lyrics,

scripts, themes,

slogans, titles,

copy,
art

and

any

other

relevant

material

which

could

reasonably

be

used

by

Employer

or

any

of

its
clients (herein

collectively called “Intellectual

Property”) which he

may create any

time during the
term

of

employment,

whether

created

during

or

after

working

hours.

Employer

and

Executive
agree

that

all

Intellectual

Property

shall

be

deemed

to

be

"works

made

for

hire"

and

the

sole
property of

Employer.

Executive

agrees

to

execute

and

deliver

all

documents

which

Employer
may deem

necessary or

advisable in

order

to confirm

such ownership

or

to

register

Intellectual
Property in

the name

of Employer

or any

of its

clients in

the United

States and

all foreign

countries.
(f) Non-Disparagement.
The Executive agrees that he

shall not make, or cause

to be
made, any

disparaging or

critical remarks,

comments or

statements about

or against

the Bank

or
its subsidiaries

or affiliates

or any director,

officer,

employee or customer

of any such

entities at
any time in

the future, except

for any statements

by him made

pursuant to lawful

subpoena or legal
process. Executive

acknowledges that

the Employer’s

reputation and

image in

the market

is one

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of

its

principal

assets

and

that

Employer

has

expended

substantial

time,

effort

and

money

in
building this reputation and image and that, accordingly, any action or comment by the Executive which

is

damaging

to

or

in

any

way

diminishes

such

image

or

reputation

will

cause

Employer
irreparable injury.
(g)
Irreparable

Harm
.

The

Executive

acknowledges

that:

(i)

the

Executive’s
compliance with Section 7

of this Agreement is

necessary to preserve and

protect the proprietary
rights, Trade Secrets, and the goodwill of the Employer as a going concern,

and (ii) any failure by
the

Executive

to

comply

with

the

provisions

of

this

Agreement

will

result

in

irreparable

and
continuing injury

for which

there will

be no

adequate remedy

at law. In

the event

that the

Executive
fails to comply with the

terms and conditions of this

Agreement, the obligations of the

Employer
to pay the severance benefits set forth in

Section 5 shall cease, and the

Employer will be entitled,
in addition

to other

relief that

may be

proper,

to all

types of

equitable relief

(including, but

not
limited to, the issuance of an injunction and/or temporary restraining order and the recoupment of any severance previously paid) that

may be necessary to

cause the Executive to

comply with this
Agreement, to restore to the Employer their property, and to make the Employer whole.
(h) Survival.

The provisions set forth in this Section 7 shall survive

the termination of
this Agreement.
(i) Scope Limitations
. If

the scope,

period of

time or

area of

restriction specified

in
this Section 7 are or would be judged to be

unreasonable in any court proceeding, then the period
of

time,

scope

or

area

of

restriction

will

be

reduced

or

limited

in

the

manner and

to

the

extent
necessary to make

the restriction reasonable, so

that the restriction

may be enforced in

those areas,
during the period of time and in the scope that are or would be judged to be reasonable.
8.

Mitigation; Exclusivity of Benefits.
(a)

The

Executive

shall

not

be

required

to

mitigate

the

amount

of

any

benefits
hereunder by

seeking other

employment or

otherwise, nor

shall the

amount of

any such

benefits
be reduced

by any

compensation earned

by the

Executive as

a result

of employment

by another
employer after the Date of Termination or otherwise.
(b)

The specific arrangements referred to herein

are not intended to exclude

any other
benefits

which

may

be

available

to

the

Executive

upon

a

termination

of

employment

with

the
Employer pursuant to employee benefit plans of the Employer or otherwise.
9.

Withholding.

All payments required

to be made by

the Employer hereunder

to the
Executive shall

be subject

to the

withholding

of

such amounts,

if

any,

relating

to tax

and

other
payroll deductions as the Employer

may reasonably determine should be

withheld pursuant to any
applicable law or regulation.
10.

Assignability.

The Bank may assign this Agreement and

its rights and obligations
hereunder in whole, but not in part, to any corporation, bank or other entity with or into which the
Bank may hereafter merge or

consolidate or to which the

Bank may transfer all or

substantially all
of its assets, if in any such case said corporation, bank or other entity shall by operation of law or
expressly in

writing assume

all obligations

of the

Employer hereunder

as fully

as if

it had

been
originally made

a party

hereto, but

may not

otherwise assign

this Agreement

or their

rights and

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obligations hereunder.

The Executive may not

assign or transfer this

Agreement or any rights

or
obligations hereunder.
11.

Notice.

For the purposes of this Agreement, notices and all other communications provided for

in this

Agreement shall

be in

writing and

shall be

deemed to

have been

duly given
when delivered or mailed

by certified or registered

mail, return receipt requested,

postage prepaid,
addressed to the respective addresses set forth below:

To the Bank:

President and Chief Executive Officer

U.S. Century Bank

2301 N.W.

87
th

Avenue

Doral, Florida 33172

To the Executive:

Robert Anderson

At the address last appearing on

the personnel records of the Employer
12.

Amendment; Waiver.

No provisions of

this Agreement may

be modified, waived
or discharged unless

such waiver,

modification or discharge

is agreed to

in writing signed

by the
Executive and such officer or officers as may be specifically designated by the Board of Directors
of the Employer to sign on their behalf.

No waiver by any party hereto at any time of

any breach
by any other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such

other party shall be

deemed a waiver

of similar or

dissimilar provisions or
conditions at the same or at any prior or subsequent time.
13.

Governing Law.

The validity, interpretation, construction

and performance

of this
Agreement shall be governed by the laws of the

United States where applicable and otherwise by
the substantive laws of the State of Florida.
14.

Nature

of

Obligations.

Nothing

contained

herein

shall

create

or

require

the
Employer to create a trust of any

kind to fund any benefits which may

be payable hereunder,

and
to the extent that the

Executive acquires a right to receive

benefits from the Employer hereunder,
such right shall be no greater than the right of any unsecured general creditor of the Employer.
15.

Headings.

The

section

headings

contained

in

this

Agreement

are

for

reference
purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
16.

Validity.

The

invalidity

or

unenforceability

of

any

provision

of

this

Agreement
shall not affect

the validity

or enforceability

of any

other provisions of

this Agreement,

which shall
remain in full force and effect.
17.

Counterparts.

This Agreement

may be

executed in

one or

more counterparts,

each
of which

shall be

deemed to

be an

original but

all of

which together

will constitute

one and

the
same instrument.
18.

Regulatory Actions.

The following

provisions shall

be applicable

to the

parties
hereto or any

successor thereto, and

shall be

controlling in

the event of

a conflict with

any other
provision of this Agreement, including without limitation Section 5 hereof.

Table

of Contents

(a)

If

the

Executive

is

suspended

from

office

and/or

temporarily

prohibited

from
participating in the

conduct of the

Bank’s

affairs pursuant

to notice served

under Section 8(e)(3)
or

Section

8(g)(1)

of

the

Federal

Deposit

Insurance

Act

(“FDIA”)(12

U.S.C.

§§1818(e)(3)

and
1818(g)(1)),

the

Bank’s

obligations

under

this

Agreement

shall

be

suspended

as

of

the

date

of
service, unless stayed

by appropriate proceedings.

If the charges

in the notice

are dismissed, the
Bank will:

(i) pay

the

Executive

all or

part

of

the

compensation

withheld

while its

obligations
under this Agreement were suspended,

and (ii) reinstate (in whole

or in part) any of

its obligations
which were suspended.
(b)

If

the

Executive

is

removed

from

office

and/or

permanently

prohibited

from
participating

in

the

conduct

of

the

Bank’s

affairs

by

an

order

issued

under

Section

8(e)(4)

or
Section 8(g)(1) of

the FDIA (12

U.S.C. §§1818(e)(4) and

(g)(1)), all obligations

of the Bank

under
this

Agreement

shall

terminate

as

of

the

effective

date

of

the

order,

but

vested

rights

of

the
Executive and the Bank as of the date of termination shall not be affected.
(c)

If

the

Bank

is

in

default,

as

defined

in

Section

3(x)(1)

of

the

FDIA

(12

U.S.C.
§1813(x)(1)), all

obligations

under this

Agreement

shall terminate

as of

the

date of

default,

but
vested rights of the Executive and the Bank as of the date of termination shall not be affected.
19.

Regulatory Prohibition.

Notwithstanding any other provision of

this Agreement
to the contrary, any payments made to

the Executive pursuant to this

Agreement, or otherwise, are
subject

to

and

conditioned

upon

their

compliance

with

Section

18(k)

of

the

FDIA

(12

U.S.C.
§1828(k)) and 12 C.F.R. Part 359.
20. Arbitration.
Any controversy or claim

arising out of or

relating to this

Agreement,
or the

breach thereof,

shall be

settled by

arbitration before a

single arbitrator

in accordance

with
the

rules

then

existing

under

the

Employment

Dispute

Resolution

Rules

of

the

American
Arbitration Association (“AAA”)

conducted at the

district office of

the AAA located

nearest to the
home

office

of

the

Bank,

and

judgment

upon

the

award

rendered

may

be

entered

in

any

court
having

jurisdiction

thereof,

except

to

the

extent

that

the

parties

may

otherwise

reach

a

mutual
settlement of such issue.

Each party to the arbitration shall bear its own expenses.
21.

Entire Agreement.

This Agreement

embodies the

entire agreement

between the
Employer

and

the

Executive

with

respect

to

the

matters

agreed

to

herein.

All

prior

agreements
between the Employer

and the

Executive with

respect to the

matters agreed

to herein

are hereby
superseded and shall have no force or effect.
[Signature page follows.]

Table

of Contents

IN WITNESS

WHEREOF,

this Agreement

has been

executed as

of the

date first

written
above.